Exhibit 10.2

AMENDMENT

TO

NOTE AND WARRANT PURCHASE AGREEMENT

THIS AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of May 19, 2010 by and between TECHNISCAN, INC., (the “Issuer”) and BIOTEX PHARMA INVESTMENTS, LLC (the “Lead Investor”).

R E C I T A L S:

WHEREAS, the Issuer and the Lead Investor desire to revise that certain Note and Warrant Purchase Agreement dated March 30, 2010 entered into by and among the Issuer, the Lead Investor, and the other investors listed on Exhibit A thereto (the “Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual benefits to be derived from this Amendment, the parties hereto hereby agree as follows:

1.                                      Amendment of the Agreement.  Pursuant to Section 7.3 of the Agreement, the Agreement is hereby amended as follows:

(a)                                  Solely for the purpose of permitting Danal International Trading Corp. (“Danal”) to invest an additional $100,000 in the First Lien Notes and Warrants, and effective upon the payment by Danal of such additional $100,000 to the Issuer, the figure “$100,000” in the fifth line of Section 1.1 of the Agreement is replaced with the figure “$200,000”.

(b)                                 Exhibit A to the Agreement is amended by replacing the figure “$100,000” next to the name of Danal with the figure “$200,000” and by replacing the figure “149,253” next to the name of Danal with the figure “298,506”.

2.                                      Continued Effect of the Agreement.  All provisions of the Agreement, except as modified by this Amendment, shall remain in full force and effect and are reaffirmed.  Other than as stated in this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Agreement.

3.                                      Interpretation of Amendment.  In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Agreement, the provisions of this Amendment shall govern and control.

4.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.  A facsimile or e-mailed “.pdf” data file copy of an original written signature shall be deemed to have the same effect as an original written signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first set forth above.

TECHNISCAN, INC.		BIOTEX PHARMA INVESTMENTS, LLC

By:	/s/ David C. Robinson	By:
David C. Robinson
	Chief Executive Officer	Print Name:

Title: